UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 16, 2005

Date of Report (Date of earliest event reported)

Intellisync Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21709	77-0349154
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2550 North First Street, Suite 500, San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 321-7650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS.

On November 16, 2005, Intellisync Corporation (the “Company”) announced that Nokia Inc. has agreed to acquire the Company in an all cash transaction.  A copy of the press release issued by the Company on November 16, 2005 concerning the transaction is filed herewith as Exhibit 99.01 and is incorporated herein by reference.  The information require by Item 1.01 will be filed in a separate Current Report on Form 8-K.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.01 Press Release of Intellisync Corporation, issued November 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005	INTELLISYNC CORPORATION
By:
/s/ Woodson Hobbs
Woodson Hobbs
President and Chief Executive Officer
(Principal Executive Officer)

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